UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):             December 5, 2007

Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (972) 869-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

                On December 5, 2007, Thomas Group’s Board of Directors declared a quarterly cash dividend under its annual dividend policy.  The record date for the fourth quarter 2007 cash dividend of $0.10 per share is December 31, 2007, and the payment date for that dividend is January 12, 2008.  Payment of future cash dividends under the policy will be at the discretion of the Company’s board of directors after taking into account various factors, including the Company’s financial condition, operating results, and current and anticipated cash needs.

Item 9.01  Financial Statements and Exhibits

                (d) Exhibits

Exhibit Number	Description
The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 9.01:
99.1	Press Release issued December 6, 2007 entitled “Thomas Group Declares Fourth Quarter 2007 Cash Dividend.”

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	December 6, 2007	By:	/s/ Michael J. Barhydt
Michael J. Barhydt,
Vice President & Chief Financial Officer

Exhibit Index

The following exhibit to this current report on Form 8-K is not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press Release issued December 6, 2007 entitled “Thomas Group Declares Fourth Quarter 2007 Cash Dividend.”